UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2007

                         WESTERN ALLIANCE BANCORPORATION
             (Exact name of registrant as specified in its charter)

        Nevada                        001-32550                  88-0365922
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                2700 West Sahara Avenue, Las Vegas, Nevada 89102
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (702) 248-4200

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR     240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to
    Rule 14d-2(b)(2)

Item 2.02. Results of Operations and Financial Condition.

On October 18, 2007, Western Alliance Bancorporation issued a press release describing its results of operations for the fiscal quarter ended September 30, 2007. That press release is attached hereto as Exhibit 99.1.

Item 5.02. Departure of Directors or Principal Officers

On October 16, 2007, Kenneth A. Vecchione (age 53) was elected to the Board of Directors as a Class I Director, filling the vacancy created by the recent resignation of Paul Baker. He is the former Vice Chairman and Chief Financial Officer of MBNA Corporation with prior work experience at AT&T Universal Card, First Data Corp and Citicorp Credit Card Services. He will commence his new responsibilities as Chief Financial Officer of Apollo Global Management, L.P. on October 29, 2007. Mr. Vecchione is a graduate of the State University of New York.

Item 9.01. Financial Statements and Exhibits. (c) Exhibits.



Exhibit No.     Description
-----------     -----------------------------------------------------
  99.1          Press Release dated October 18, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WESTERN ALLIANCE BANCORPORATION
                                        (Registrant)


                                        /s/ Dale Gibbons
                                        --------------------------------
                                        Dale Gibbons
                                        Executive Vice President and
                                        Chief Financial Officer


Date: October 18, 2007